John Hancock Investment Trust

Supplement dated May 25, 2016 to the current summary prospectus

John Hancock Global Real Estate Fund (the fund)

Effective September 1, 2016, Andrew J. Jackson will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Jackson as a portfolio manager of the fund will be removed from the summary prospectus. Svitlana Gubriy will continue as portfolio manager of the fund. Through August 31, 2016, Mr. Jackson and Ms. Gubriy are jointly and primarily responsible for the day-to-day management of the fund’s portfolio, after which only Ms. Gubriy will be primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.